UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07489
Oppenheimer International Growth Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: November 30
Date of reporting period: 11/30/2009

Item 1. Reports to Stockholders.

November 30, 2009

Oppenheimer

International Growth Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings

Autonomy Corp. plc	2.6%
Nidec Corp.	2.2
Capita Group plc	2.1
Telefonaktiebolaget LM Ericsson, B Shares	1.9
Sonic Healthcare Ltd.	1.9
Infosys Technologies Ltd.	1.7
ABB Ltd.	1.7
Roche Holding AG	1.6
Synthes, Inc.	1.5
Tandberg ASA	1.5
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2009, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.

Top Ten Geographical Holdings

United Kingdom	21.8%
Switzerland	13.6
Japan	12.0
France	8.5
Australia	7.6
United States	6.1
The Netherlands	4.4
Germany	4.3
Italy	3.8
Spain	3.3
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2009, and are based on the total market value of investments.
9 | OPPENHEIMER INTERNATIONAL GROWTH FUND

TOP HOLDINGS AND ALLOCATIONS
Regional Allocation
l Europe 66.9% l Asia 22.5 l United States/Canada 6.1 l Latin America 2.9 l Middle East/Africa 1.6
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2009, and are based on the total market value of investments.
10 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended November 30, 2009, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. During the one-year period ended November 30, 2009, Oppenheimer International Growth Fund’s Class A shares (without sales charge) rose by 44.32%, outperforming the MSCI EAFE Index (the “Index”), which returned 37.72% over the same timespan. The Fund outperformed the Index in nine out of ten sectors, primarily as a result of better relative stock selection within the information technology, consumer discretionary and industrials sectors. An underweight position in the utilities sector, the weakest performing sector in the Index, also produced strong relative performance for the Fund.
     The information technology sector was the greatest contributor to performance during the reporting period. Within the sector, overweight positions in Tandberg ASA, Autonomy Corp. plc and Infosys Technologies Ltd. benefited Fund performance during the reporting period. In terms of the consumer discretionary sector, overweights in Burberry Group plc and Industria de Diseno Textil SA produced positive results for the Fund. Within industrials, top performing holdings included Aalberts Industries NV and ABB Ltd. Other individual contributors to performance were energy holding Technip SA, financials holding Tullett Prebon plc and materials holding Vale SA.
     On the negative side, the Fund underperformed as a result of its overweight position in certain securities within the healthcare sector, particularly Synthes, Inc. and NeuroSearch AS. Fund performance was also hurt by holding a higher than normal cash balance, as Oppenheimer Institutional Money Market Fund accounted for approximately 5% of the Fund’s net assets at period end, down from the approximate 9.5% allocation at the beginning of the reporting period. Our cash position roughly halved from last year as we deployed it towards attractively valued stocks in whose future we have a high level of confidence.
     Regarding sector weights, the Fund typically has low weights in financials and materials. This hurt performance over the reporting period. Financial stocks were at the epicenter of the stock market rout last year and early in 2009, but outperformed all other sectors during the market rally. Much of our financial exposure continues to be in specialized financial companies with more straightforward business models and high barriers to entry. Stocks in the materials sector also outperformed the broader market as commodity prices rose substantially over the reporting period. Fortunately, our stock selection in these two sectors benefited Fund performance, despite the low weights. We find it likely that overweights in information technology, healthcare, industrials and consumer discretionary
11 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE DISCUSSION
stocks will continue to be emphasized in the portfolio. We believe companies within these sectors should continue to provide the most opportunities within our themes, mass affluence, new technologies, restructuring and aging.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until November 30, 2009. In the case of Class A, Class B and Class C shares, performance is measured over a ten fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is shown measured from inception of the Class on September 7, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, which is a widely recognized unmanaged index of international stock performance. The index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
12 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

$20,000 17,500 15,000 $10,000 $13,481 ( ) 12,500 $12,566 ( ) 10,000 $9,425 7,500 5,000 0 11/30/99 11/30/00 11/30/01 11/30/02 11/30/03 11/30/04 11/30/05 11/30/06 11/30/07 11/30/08 11/30/09 Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 11/30/09 1-Year 36.03% 5-Year 5.54% 10-Year 3.03%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 18 for further information.
13 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer International Growth Fund (Class B) MSCI EAFE Index $20,000 17,500 15,000 $13,667 ( ) 12,500 $12,566 ( ) 10,000 $10,000 7,500 5,000 0 11/30/99 11/30/00 11/30/01 11/30/02 11/30/03 11/30/04 11/30/05 11/30/06 11/30/07 11/30/08 11/30/09 Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 11/30/09 1-Year 38.19% 5-Year 5.63% 10-Year 3.17%
14 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer International Growth Fund (Class C) MSCI EAFE Index $20,000 17,500 15,000 $13,270 ( ) 12,500 $12,566 ( ) 10,000 $10,000 7,500 5,000 0 11/30/99 11/30/00 11/30/01 11/30/02 11/30/03 11/30/04 11/30/05 11/30/06 11/30/07 11/30/08 11/30/09 Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 11/30/09 1-Year 42.20% 5-Year 6.00% 10-Year 2.87%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 18 for further information.
15 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer International Growth Fund (Class N) MSCI EAFE Index $22,500 20,000 17,500 15,000 $14,491 ( ) $13,493 ( ) 12,500 $10,000 10,000 7,500 5,000 0 3/1/01 11/30/01 11/30/02 11/30/03 11/30/04 11/30/05 11/30/06 11/30/07 11/30/08 11/30/09 Average Annual Total Returns of Class N Shares with Sales Charge of the Fund at 11/30/09 1-Year 42.90% 5-Year 6.47% Since Inception (3/1/01) 3.48%
16 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer International Growth Fund (Class Y) MSCI EAFE Index $20,000 17,500 15,000 12,500 $12,381 ( ) $11,453 ( ) 10,000 $10,000 7,500 5,000 0 9/7/05 11/30/06 11/30/07 11/30/08 11/30/09 11/30/05 Average Annual Total Returns of Class Y Shares of the Fund at 11/30/09 1-Year 45.02% Since Inception (9/7/05) 5.18%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 18 for further information.
17 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus, and if available, the Fund’s summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 9/7/05. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
19 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	June 1, 2009	November 30, 2009	November 30, 2009

Actual
Class A	$1,000.00	$1,194.40	$7.45
Class B	1,000.00	1,189.70	11.80
Class C	1,000.00	1,190.10	11.64
Class N	1,000.00	1,192.70	8.72
Class Y	1,000.00	1,197.40	4.47

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.30	6.85
Class B	1,000.00	1,014.34	10.86
Class C	1,000.00	1,014.49	10.71
Class N	1,000.00	1,017.15	8.02
Class Y	1,000.00	1,021.01	4.11
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended November 30, 2009 are as follows:

Class	Expense Ratios

Class A	1.35%
Class B	2.14
Class C	2.11
Class N	1.58
Class Y	0.81
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS November 30, 2009

	Shares	Value

Common Stocks—94.6%
Consumer Discretionary—11.5%
Auto Components—0.0%
Denso Corp.	4,500	$125,723
Automobiles—1.8%
Bayerische Motoren Werke (BMW) AG	167,025	7,934,704
Honda Motor Co.	897,646	27,753,137
Toyota Motor Corp.	614,252	24,178,513

		59,866,354

Diversified Consumer Services—0.3%
Dignity plc	1,000,942	9,525,126
Hotels, Restaurants & Leisure—1.3%
Carnival Corp.[1]	658,860	21,103,286
Enterprise Inns plc	3,294,400	5,349,125
William Hill plc	5,084,648	14,964,442

		41,416,853

Household Durables—0.5%
Panasonic Corp.	8,500	108,584
SEB SA	312,833	17,967,300

		18,075,884

Leisure Equipment & Products—0.0%
Nikon Corp.	9,000	162,425
Media—1.7%
British Sky Broadcasting Group plc	635,878	5,561,365
Grupo Televisa SA, Sponsored GDR	746,940	15,364,556
Vivendi SA	621,097	17,990,311
Zee Entertainment Enterprises Ltd.	3,008,600	16,513,256

		55,429,488

Multiline Retail—0.3%
Pinault-Printemps- Redoute SA	82,440	10,020,065
Specialty Retail—1.8%
Hennes & Mauritz AB, Cl. B	225,285	13,373,839
Industria de Diseno Textil SA	703,040	44,966,249

		58,340,088

Textiles, Apparel & Luxury Goods—3.8%
Burberry Group plc	3,668,565	34,581,441
Compagnie Financiere Richemont SA, Cl. A	544,302	17,762,831
Geox SpA	1,167,794	8,280,492
Luxottica Group SpA	743,850	18,518,624
LVMH Moet Hennessy Louis Vuitton SA	207,140	21,573,066
Swatch Group AG (The), Cl. B	92,227	23,383,700

		124,100,154

Consumer Staples—7.4%
Beverages—2.5%
C&C Group plc	7,738,492	32,535,178
Heineken NV	314,595	14,794,912
Kirin Holdings Co. Ltd.	12,000	196,020
Pernod-Ricard SA	386,252	32,936,802

		80,462,912

Food & Staples Retailing—0.5%
Woolworths Ltd.	712,918	18,315,611
Food Products—3.4%
Aryzta AG1	471,291	17,829,716
Barry Callebaut AG	63,550	41,535,741
Nestle SA	392,311	18,544,404
Unilever plc	1,159,720	34,035,904

		111,945,765

Household Products—0.6%
Kao Corp.	8,000	196,205
Reckitt Benckiser Group plc	382,964	19,530,301

		19,726,506
F1 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Personal Products—0.4%
L’Oreal SA	108,093	$11,788,822
Energy—4.5%
Energy Equipment & Services—1.2%
Saipem SpA	352,600	11,408,230
Technip SA	402,802	27,483,292

		38,891,522

Oil, Gas & Consumable Fuels—3.3%
BG Group plc	2,476,217	45,213,310
BP plc, ADR	425,395	24,324,086
Total SA	481,674	29,805,378
Tsakos Energy Navigation Ltd.	531,950	8,851,648

		108,194,422

Financials—11.8%
Capital Markets—7.0%
3i Group plc	3,614,071	16,034,924
BinckBank NV	1,856,548	36,094,878
Collins Stewart plc	12,150,758	15,103,504
Credit Suisse Group AG	747,408	39,062,473
Deutsche Bank AG	498,142	36,152,208
ICAP plc	6,124,760	43,781,147
Reinet Investments SCA[1]	54,825	834,713
Swissquote Group Holding SA	234,233	12,732,462
Tullett Prebon plc	5,689,207	30,067,956

		229,864,265

Commercial Banks—0.4%
ICICI Bank Ltd., Sponsored ADR	386,190	14,366,268
Insurance—3.2%
Allianz SE	67,525	8,345,768
AMP Ltd.	2,187,619	12,382,522
Prudential plc	3,401,156	35,267,862
QBE Insurance Group Ltd.	2,395,502	48,795,556

		104,791,708

Real Estate Management & Development—0.5%
Solidere, GDR[2]	74,732	1,871,151
Solidere, GDR[2,3]	504,025	12,619,853

		14,491,004

Thrifts & Mortgage Finance—0.7%
Housing Development
Finance Corp. Ltd.	136,800	8,175,732
Paragon Group Cos. plc	6,233,896	13,479,930

		21,655,662

Health Care—15.4%
Biotechnology—2.6%
CSL Ltd.	1,497,200	43,250,433
Grifols SA	1,477,000	24,806,942
Marshall Edwards, Inc.[1,4,5]	2,824,863	2,118,647
Marshall Edwards, Inc., Legend Shares[1,4,5]	1,565,438	1,174,079
NeuroSearch AS1	664,421	9,652,313
Santhera Pharmaceuticals[1]	113,239	3,026,997

		84,029,411

Health Care Equipment & Supplies—7.1%
DiaSorin SpA	1,203,234	43,711,720
Essilor International SA	398,056	23,092,125
Nobel Biocare Holding AG	192,078	5,735,258
Smith & Nephew plc	1,786,540	17,045,902
Sonova Holding AG	220,363	26,272,896
Straumann Holding AG	93,087	22,816,486
Synthes, Inc.	380,271	50,011,249
Terumo Corp.	444,880	25,015,713
William Demant Holding AS1	268,205	19,319,267

		233,020,616
F2 | OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value

Health Care Providers & Services—1.9%
Sonic Healthcare Ltd.	4,753,294	$61,689,817
Health Care Technology—0.0%
Ortivus AB, Cl. B1,5	1,638,150	841,995
Life Sciences Tools & Services—0.3%
Art Advanced Research Technologies, Inc.[1,4,5]	1,721,500	16,311
Art Advanced Research Technologies, Inc.[1,4,5]	1,901,125	18,013
Art Advanced Research Technologies, Inc., Legend Shares[1,4,5]	6,078,506	57,594
Art Advanced Research Technologies, Inc., Series 1[1,4,5]	3,124,013	29,600
Art Advanced Research Technologies, Inc., Series 2[1,4,5]	976,420	9,252
Art Advanced Research Technologies, Inc., Series 4, Legend Shares[1,4,5]	8,304,084	78,682
Art Advanced Research Technologies, Inc., Series 5, Legend Shares[1,4,5]	7,080,531	67,089
BTG plc[1]	3,681,423	9,901,997
Tyrian Diagnostics Ltd.[1,5]	59,749,268	878,820

		11,057,358

Pharmaceuticals—3.5%
Astellas Pharma, Inc.	180,505	6,621,939
GlaxoSmithKline plc	240,226	4,967,577
Novogen Ltd.[1,5]	7,633,456	3,482,611
Oxagen Ltd.[1,4,5]	214,287	2,143
Roche Holding AG	328,425	53,721,168
Sanofi-Aventis SA	267,747	20,230,381
Shionogi & Co. Ltd.	621,200	13,331,288
Takeda Pharmaceutical Co. Ltd.	279,750	11,650,856

		114,007,963

Industrials—17.9%
Aerospace & Defense—1.0%
Empresa Brasileira de Aeronautica SA1	4,110,446	20,464,425
European Aeronautic Defense & Space Co.	623,473	11,221,861

		31,686,286

Air Freight & Logistics—0.2%
Toll Holdings Ltd.	1,029,795	7,630,548
Building Products—0.0%
Daikin Industries Ltd.	5,800	205,993
Commercial Services & Supplies—2.6%
Aggreko plc	2,673,240	32,531,110
De La Rue plc	983,433	15,401,784
Prosegur Compania de Seguridad SA	811,655	37,134,941
Secom Co. Ltd.	5,800	271,078

		85,338,913

Construction & Engineering—2.9%
Koninklijke Boskalis Westminster NV	479,004	19,093,989
Leighton Holdings Ltd.	403,590	13,067,983
Maire Tecnimont SpA	4,727,054	15,557,110
Outotec OYJ	307,700	10,116,924
Trevi Finanziaria SpA	1,536,481	26,184,298
Vinci SA	174,886	9,730,684

		93,750,988

Electrical Equipment—3.6%
ABB Ltd.	2,933,814	54,166,516
Alstom	596,900	42,097,556
Ceres Power Holdings plc[1,5]	7,656,349	21,789,994

		118,054,066
F3 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Industrial Conglomerates—1.4%
Koninklijke (Royal) Philips Electronics NV	629,910	$17,367,874
Siemens AG	285,938	28,027,918

		45,395,792

Machinery—1.7%
Aalberts Industries NV	3,430,137	44,814,608
Demag Cranes AG	254,606	8,987,938

		53,802,546

Professional Services—3.0%
Capita Group plc	5,830,298	68,290,460
Experian plc	3,172,872	29,908,626

		98,199,086

Trading Companies & Distributors—1.5%
Bunzl plc	4,266,360	43,795,691
Wolseley plc[1]	335,660	6,431,902

		50,227,593

Information Technology—19.0%
Communications Equipment—3.4%
Tandberg ASA	1,757,305	49,945,077
Telefonaktiebolaget LM Ericsson, B Shares	6,388,386	61,874,578

		111,819,655

Computers & Peripherals—0.1%
Logitech International SA1	71,498	1,189,105
Electronic Equipment & Instruments—5.6%
Hoya Corp.	1,310,910	33,192,946
Ibiden Co. Ltd.	414,783	13,860,513
Keyence Corp.	172,101	34,583,461
Nidec Corp.	829,385	72,392,214
Nippon Electric Glass Co. Ltd.	633,475	7,459,824
Omron Corp.	548,018	9,053,614
Phoenix Mecano AG	32,450	12,276,370

		182,818,942

Internet Software & Services—1.5%
United Internet AG1	1,196,175	16,093,168
Yahoo! Japan Corp.	110,492	33,017,218

		49,110,386

IT Services—1.7%
Infosys Technologies Ltd.	1,105,978	56,573,337
Office Electronics—0.9%
Canon, Inc.	786,260	30,051,640
Software—5.8%
Autonomy Corp. plc[1]	3,537,539	83,378,276
Compugroup Holding AG1	819,203	9,926,677
Nintendo Co. Ltd.	113,619	27,878,980
Sage Group plc (The)	3,117,380	10,938,805
SAP AG	489,755	23,451,488
Square Enix Holdings Co. Ltd.	213,874	4,654,061
Temenos Group AG1	1,120,681	27,518,680
Trend Micro, Inc.	4,500	160,001

		187,906,968

Materials—5.3%
Chemicals—1.1%
Filtrona plc	6,486,961	18,414,445
Shin-Etsu Chemical Co.	4,200	226,192
Sika AG	11,291	17,039,718

		35,680,355

Construction Materials—0.4%
James Hardie Industries NV, CDI[1]	1,662,600	12,304,050
Metals & Mining—3.8%
Impala Platinum Holdings Ltd.	1,664,820	38,780,910
Rio Tinto plc	747,878	37,992,453
F4 | OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value

Metals & Mining Continued
Vale SA, Sponsored
ADR, Preference	2,017,600	$49,431,200

		126,204,563

Telecommunication Services—1.5%
Diversified Telecommunication Services—0.6%
BT Group plc	8,426,470	19,434,930
Wireless Telecommunication Services—0.9%
KDDI Corp.	2,884	15,581,074
NTT DoCoMo, Inc.	199	301,585
Vodafone Group plc	5,838,178	13,167,523

		29,050,182

Utilities—0.3%
Electric Utilities—0.3%
Fortum OYJ	372,180	9,472,434

Total Common Stocks (Cost $2,540,209,359)		3,092,112,145

Preferred Stocks—0.6%
Ceres, Inc.:
Cv., Series C1,4,5	600,000	3,900,000
Cv., Series C-1[1,4,5]	64,547	419,556
Cv., Series D1,4,5	459,800	2,988,700
Cv., Series F1,4,5	1,900,000	12,350,000

Total Preferred Stocks (Cost $17,766,988)		19,658,256

	Units

Rights, Warrants and Certificates—0.0%
Ceres, Inc., Cv., Series F Wts., Strike Price $6.50, Exp. 9/6/15[1,4,5]	380,000	—
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12[1,4,5]	55,000	135,283
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $4.35, Exp. 7/11/10[1,4,5]	355,403	44,496
Tyrian Diagnostics Ltd. Rts., Strike Price 0.030AUD, Exp. 12/31/10[1,5]	7,468,659	12,682

Total Rights, Warrants and Certificates (Cost $0)		192,461

	Shares

Investment Companies—4.8%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[6,7]	42,031	42,031
Oppenheimer Institutional Money Market Fund, Cl. E, 0.31%[5,6]	156,382,561	156,382,561

Total Investment Companies (Cost $156,424,592)		156,424,592

Total Investments, at Value (Cost $2,714,400,939)	100.0%	3,268,387,454
Liabilities in Excess of Other Assets	(0.0)	(804,502)

Net Assets	100.0%	$3,267,582,952

Footnotes to Statement of Investments
Strike price is reported in U.S. Dollars, except for those denoted in the following currency:
AUD Australian Dollar

1.	Non-income producing security.

2.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,619,853 or 0.39% of the Fund’s net assets as of November 30, 2009.
F5 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

4.	Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of November 30, 2009 was $23,409,445, which represents 0.72% of the Fund’s net assets, all of which is considered restricted. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Art Advanced Research Technologies, Inc.	6/19/01	$7,500,000	$18,013	$(7,481,987)
Art Advanced Research Technologies, Inc.	3/3/04-5/16/06	1,479,967	16,311	(1,463,656)
Art Advanced Research Technologies, Inc., Legend Shares	11/21/07	984,672	57,594	(927,078)
Art Advanced Research Technologies, Inc., Series 1	7/11/05-2/17/06	2,923,359	29,600	(2,893,759)
Art Advanced Research Technologies, Inc., Series 2	4/19/06	979,944	9,252	(970,692)
Art Advanced Research Technologies, Inc., Series 4, Legend Shares	8/21/08	1,033,984	78,682	(955,302)
Art Advanced Research Technologies, Inc., Series 5, Legend Shares	8/21/08	881,633	67,089	(814,544)
Ceres, Inc., Cv., Series C	1/6/99	2,400,000	3,900,000	1,500,000
Ceres, Inc., Cv., Series C-1	2/6/01-3/21/06	258,188	419,556	161,368
Ceres, Inc., Cv., Series D	3/15/01-3/9/06	2,758,800	2,988,700	229,900
Ceres, Inc., Cv., Series F	9/5/07	12,350,000	12,350,000	—
Ceres, Inc., Cv., Series F Wts., Strike Price $6.50, Exp. 9/6/15	9/5/07	—	—	—
Marshall Edwards, Inc.	5/6/02-9/26/08	9,269,925	2,118,647	(7,151,278)
Marshall Edwards, Inc., Legend Shares	7/7/06-8/3/07	4,594,770	1,174,079	(3,420,691)
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12	8/3/07	—	135,283	135,283
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $4.35, Exp. 7/11/10	7/7/06	—	44,496	44,496
Oxagen Ltd.	12/20/00	2,210,700	2,143	(2,208,557)

		$49,625,942	$23,409,445	$(26,216,497)

5.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units	Gross	Gross	Shares/Units
	November 30, 2008	Additions	Reductions	November 30, 2009

Art Advanced Research Technologies, Inc.	1,901,125	—	—	1,901,125
Art Advanced Research Technologies, Inc.	1,721,500	—	—	1,721,500
Art Advanced Research Technologies, Inc., Legend Shares	6,078,506	—	—	6,078,506
Art Advanced Research Technologies, Inc., Series 1	3,124,013	—	—	3,124,013
Art Advanced Research Technologies, Inc., Series 2	976,420	—	—	976,420
Art Advanced Research Technologies, Inc., Series 4, Legend Shares	8,304,084	—	—	8,304,084
F6 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Footnotes to Statement of Investments Continued

	Shares/Units	Gross		Gross	Shares/Units
	November 30, 2008	Additions		Reductions	November 30, 2009

Art Advanced Research Technologies, Inc., Series 5, Legend Shares	7,080,531	—		—	7,080,531
Ceres, Inc., Cv., Series C	600,000	—		—	600,000
Ceres, Inc., Cv., Series C-1	64,547	—		—	64,547
Ceres, Inc., Cv., Series D	459,800	—		—	459,800
Ceres, Inc., Cv., Series F	1,900,000	—		—	1,900,000
Ceres, Inc., Cv., Series F Wts., Strike Price $6.50, Exp. 9/6/15	380,000	—		—	380,000
Ceres Power Holdings plc	4,914,785	2,741,564		—	7,656,349
Marshall Edwards, Inc.	2,824,863	—		—	2,824,863
Marshall Edwards, Inc., Legend Shares	1,565,438	—		—	1,565,438
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12	55,000	—		—	55,000
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $4.35, Exp. 7/11/10	355,403	—		—	355,403
Novogen Ltd.	7,633,456	—		—	7,633,456
OFI Liquid Assets Fund, LLC	8,976,200	202,231,417		211,207,617	—
Oppenheimer Institutional Money Market Fund, Cl. E	181,558,335	1,198,301,385		1,223,477,159	156,382,561
Ortivus AB, Cl. B	1,638,150	—		—	1,638,150
Oxagen Ltd.	214,287	—		—	214,287
Tyrian Diagnostics Ltd.	29,874,634	29,874,634	[a]	—	59,749,268
Tyrian Diagnostics Ltd. Rts., Strike Price 0.030AUD, Exp. 12/31/10	—	7,468,659	[a]	—	7,468,659

	Value	Income

Art Advanced Research Technologies, Inc.	$18,013	$—
Art Advanced Research Technologies, Inc.	16,311	—
Art Advanced Research Technologies, Inc., Legend Shares	57,594	—
Art Advanced Research Technologies, Inc., Series 1	29,600	—
Art Advanced Research Technologies, Inc., Series 2	9,252	—
Art Advanced Research Technologies, Inc., Series 4, Legend Shares	78,682	—
Art Advanced Research Technologies, Inc., Series 5, Legend Shares	67,089	—
Ceres, Inc., Cv., Series C	3,900,000	—
Ceres, Inc., Cv., Series C-1	419,556	—
Ceres, Inc., Cv., Series D	2,988,700	—
Ceres, Inc., Cv., Series F	12,350,000	—
Ceres, Inc., Cv., Series F Wts., Strike Price $6.50, Exp. 9/6/15	—	—
Ceres Power Holdings plc	21,789,994	—
Marshall Edwards, Inc.	2,118,647	—
Marshall Edwards, Inc., Legend Shares	1,174,079	—
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12	135,283	—
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $4.35, Exp. 7/11/10	44,496	—
Novogen Ltd.	3,482,611	—
OFI Liquid Assets Fund, LLC	—	495,015	[b]
Oppenheimer Institutional Money Market Fund, Cl. E	156,382,561	1,120,856
Ortivus AB, Cl. B	841,995	—
Oxagen Ltd.	2,143	—
Tyrian Diagnostics Ltd.	878,820	—
Tyrian Diagnostics Ltd. Rts., Strike Price 0.030AUD, Exp. 12/31/10	12,682	—

	$206,798,108	$1,615,871

a.	All or a portion is the result of a corporate action.

b.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
F7 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

6.	Rate shown is the 7-day yield as of November 30, 2009.

7.	Interest rate is less than 0.0005%.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 30, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$115,128,547	$261,933,613	$—	$377,062,160
Consumer Staples	230,450,794	11,788,822	—	242,239,616
Energy	90,464,404	56,621,540	—	147,085,944
Financials	104,311,732	280,857,175	—	385,168,907
Health Care	336,623,392	167,745,084	278,684	504,647,160
Industrials	274,278,848	310,012,963	—	584,291,811
Information Technology	255,887,154	363,582,879	—	619,470,033
Materials	99,727,703	74,461,265	—	174,188,968
Telecommunication Services	48,485,112	—	—	48,485,112
Utilities	—	9,472,434	—	9,472,434
Preferred Stocks	—	—	19,658,256	19,658,256
Rights, Warrants and Certificates	—	192,461	—	192,461
Investment Companies	156,424,592	—	—	156,424,592

Total Investments, at Value	1,711,782,278	1,536,668,236	19,936,940	3,268,387,454
Other Financial Instruments:
Foreign currency exchange contracts	—	5,869	—	5,869

Total Assets	$1,711,782,278	$1,536,674,105	$19,936,940	$3,268,393,323

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(72,936)	$—	$(72,936)

Total Liabilities	$—	$(72,936)	$—	$(72,936)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
F8 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Footnotes to Statement of Investments Continued
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Value as of		Change in		Transfers in	Value as of
	November 30,	Realized	unrealized	Net purchases	and/or out of	November 30,
	2008	gain (loss)	appreciation	(sales)	Level 3	2009

Investments in Securities
Common Stocks Health Care	$2,143	$(21,388,493)	$18,525,986	$(1,525,069)	$4,664,117	$278,684
Preferred Stocks	19,658,256	—	—	—	—	19,658,256
Rights, Warrants and Certificates	—	—	—	—	—	—

Total Assets	$19,660,399	$(21,388,493)	$18,525,986	$(1,525,069)	$4,664,117	$19,936,940

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Foreign Currency Exchange Contracts as of November 30, 2009 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)		Dates	Value	Appreciation	Depreciation

Deutsche Bank Capital Corp.
Danish Krone (DKK)	Sell	1,040	DKK	12/1/09	$209,852	$—	$644
JP Morgan Chase:
British Pound Sterling (GBP)	Buy	3,800	GBP	12/1/09-12/15/09	6,251,444	—	72,292
Euro (EUR)	Buy	769	EUR	12/1/09	1,154,208	1,115	—

						1,115	72,292
UBS Investment Bank
Euro (EUR)	Buy	1,046	EUR	12/1/09	1,570,048	4,754	—

Total unrealized appreciation and depreciation						$5,869	$72,936

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$712,312,962	21.8%
Switzerland	444,625,770	13.6
Japan	392,230,797	12.0
France	275,937,643	8.5
Australia	247,499,036	7.6
United States	200,658,639	6.1
The Netherlands	144,470,311	4.4
Germany	138,919,869	4.3
Italy	123,660,474	3.8
Spain	106,908,132	3.3
India	95,628,593	2.9
Sweden	76,090,412	2.3
Brazil	69,895,625	2.1
F9 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

Geographic Holdings	Value	Percent

Norway	$49,945,077	1.5%
South Africa	38,780,910	1.2
Ireland	32,535,178	1.0
Jersey, Channel Islands	29,908,626	0.9
Denmark	28,971,580	0.9
Finland	19,589,358	0.6
Mexico	15,364,556	0.5
Lebanon	14,491,004	0.4
Bermuda	8,851,648	0.3
Luxembourg	834,713	0.0
Canada	276,541	0.0

Total	$3,268,387,454	100.0%

See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,452,615,606)	$3,061,589,346
Affiliated companies (cost $261,785,333)	206,798,108

3,268,387,454
Cash	1,611,000
Unrealized appreciation on foreign currency exchange contracts	5,869
Receivables and other assets:
Shares of beneficial interest sold	9,634,688
Dividends	4,544,454
Investments sold	671,719
Other	113,553

Total assets	3,284,968,737

Liabilities
Unrealized depreciation on foreign currency exchange contracts	72,936
Payables and other liabilities:
Investments purchased	11,330,126
Shares of beneficial interest redeemed	3,271,899
Foreign capital gains tax	839,135
Distribution and service plan fees	681,907
Transfer and shareholder servicing agent fees	537,601
Trustees’ compensation	328,727
Shareholder communications	185,205
Other	138,249

Total liabilities	17,385,785

Net Assets	$3,267,582,952

Composition of Net Assets
Paid-in Capital	$3,121,835,738
Accumulated net investment income	20,103,749
Accumulated net realized loss on investments and foreign currency transactions	(427,710,846)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	553,354,311

Net Assets	$3,267,582,952

F11 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,266,608,436 and 52,197,074 shares of beneficial interest outstanding)	$24.27
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$25.75

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $77,564,936 and 3,352,018 shares of beneficial interest outstanding)	$23.14

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $196,448,495 and 8,505,935 shares of beneficial interest outstanding)	$23.10

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $81,078,758 and 3,393,742 shares of beneficial interest outstanding)	$23.89

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,645,882,327 and 68,013,894 shares of beneficial interest outstanding)	$24.20
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended November 30, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,013,515)	$52,555,708
Affiliated companies	1,120,856
Income from investment of securities lending cash collateral, net—affiliated companies	495,015
Interest	5,486

Total investment income	54,177,065

Expenses
Management fees	17,282,163
Distribution and service plan fees:
Class A	2,372,217
Class B	684,275
Class C	1,635,185
Class N	294,352
Transfer and shareholder servicing agent fees:
Class A	4,272,876
Class B	494,996
Class C	711,789
Class N	350,238
Class Y	873,844
Shareholder communications:
Class A	207,352
Class B	36,803
Class C	37,798
Class N	10,170
Class Y	179,446
Custodian fees and expenses	241,860
Trustees’ compensation	79,526
Other	216,638

Total expenses	29,981,528
Less reduction to custodian expenses	(138)
Less waivers and reimbursements of expenses	(1,704,796)

Net expenses	28,276,594

Net Investment Income	25,900,471

F13 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment from unaffiliated companies	$(121,613,892)
Foreign currency transactions	8,243,512

Net realized loss	(113,370,380)
Net change in unrealized appreciation on:
Investments (net of foreign capital gains tax of $839,135)	663,496,070
Translation of assets and liabilities denominated in foreign currencies	311,373,381

Net change in unrealized appreciation	974,869,451

Net Increase in Net Assets Resulting from Operations	$887,399,542

See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended November 30,	2009	2008

Operations
Net investment income	$25,900,471	$35,325,937
Net realized loss	(113,370,380)	(61,576,808)
Net change in unrealized appreciation (depreciation)	974,869,451	(1,431,631,386)

Net increase (decrease) in net assets resulting from operations	887,399,542	(1,457,882,257)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,603,822)	(9,681,191)
Class B	—	—
Class C	(165,921)	(311,318)
Class N	(389,420)	(369,499)
Class Y	(19,803,162)	(10,088,234)

	(28,962,325)	(20,450,242)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	213,467,612	(45,627,743)
Class B	(11,840,790)	(34,278,489)
Class C	(5,522,982)	(13,795,338)
Class N	12,543,851	9,708,905
Class Y	275,106,819	677,808,446

	483,754,510	593,815,781

Net Assets
Total increase (decrease)	1,342,191,727	(884,516,718)
Beginning of period	1,925,391,225	2,809,907,943

End of period (including accumulated net investment income of $20,103,749 and $23,372,454, respectively)	$3,267,582,952	$1,925,391,225

See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended November 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$17.02	$32.13	$27.03	$20.70	$18.19

Income (loss) from investment operations:
Net investment income[1]	.18	.36	.27	.10	.10
Net realized and unrealized gain (loss)	7.28	(15.25)	5.04	6.38	2.53

Total from investment operations	7.46	(14.89)	5.31	6.48	2.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.22)	(.21)	(.15)	(.12)

Net asset value, end of period	$24.27	$17.02	$32.13	$27.03	$20.70

Total Return, at Net Asset Value[2]	44.32%	(46.64)%	19.78%	31.49%	14.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,266,608	$700,394	$1,399,782	$1,115,664	$787,600

Average net assets (in thousands)	$960,876	$1,167,188	$1,352,329	$924,048	$717,536

Ratios to average net assets:[3]
Net investment income	0.91%	1.34%	0.88%	0.40%	0.52%
Total expenses	1.45%[4]	1.26%[4]	1.20%[4]	1.28%[4]	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%	1.25%	1.20%	1.28%	1.41%

Portfolio turnover rate	13%	21%	8%	12%	26%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2009	1.46%
Year Ended November 30, 2008	1.27%
Year Ended November 30, 2007	1.20%
Year Ended November 30, 2006	1.28%
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class B Year Ended November 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$16.16	$30.54	$25.69	$19.69	$17.33

Income (loss) from investment operations:
Net investment income (loss)[1]	.03	.13	.02	(.08)	(.05)
Net realized and unrealized gain (loss)	6.95	(14.51)	4.83	6.08	2.41

Total from investment operations	6.98	(14.38)	4.85	6.00	2.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—

Net asset value, end of period	$23.14	$16.16	$30.54	$25.69	$19.69

Total Return, at Net Asset Value[2]	43.19%	(47.09)%	18.88%	30.47%	13.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,565	$65,006	$164,175	$167,383	$160,347

Average net assets (in thousands)	$68,562	$120,915	$167,676	$165,575	$162,953

Ratios to average net assets:[3]
Net investment income (loss)	0.16%	0.49%	0.07%	(0.37)%	(0.25)%
Total expenses	2.51%[4]	2.08%[4]	1.99%[4]	2.07%[4]	2.19%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.13%	2.06%	1.99%	2.07%	2.19%

Portfolio turnover rate	13%	21%	8%	12%	26%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2009	2.52%
Year Ended November 30, 2008	2.09%
Year Ended November 30, 2007	1.99%
Year Ended November 30, 2006	2.07%
See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended November 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$16.15	$30.52	$25.71	$19.71	$17.34

Income (loss) from investment operations:
Net investment income (loss)[1]	.03	.15	.04	(.08)	(.04)
Net realized and unrealized gain (loss)	6.94	(14.49)	4.82	6.09	2.41

Total from investment operations	6.97	(14.34)	4.86	6.01	2.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.03)	(.05)	(.01)	—

Net asset value, end of period	$23.10	$16.15	$30.52	$25.71	$19.71

Total Return, at Net Asset Value[2]	43.20%	(47.03)%	18.91%	30.51%	13.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$196,449	$143,472	$292,598	$220,735	$158,968

Average net assets (in thousands)	$163,758	$241,776	$262,038	$188,347	$151,790

Ratios to average net assets:[3]
Net investment income (loss)	0.18%	0.59%	0.13%	(0.34)%	(0.20)%
Total expenses	2.20%[4]	2.01%[4]	1.94%[4]	2.03%[4]	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.10%	2.00%	1.94%	2.03%	2.13%

Portfolio turnover rate	13%	21%	8%	12%	26%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2009	2.21%
Year Ended November 30, 2008	2.02%
Year Ended November 30, 2007	1.94%
Year Ended November 30, 2006	2.03%
See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class N Year Ended November 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$16.74	$31.62	$26.61	$20.40	$17.94

Income (loss) from investment operations:
Net investment income[1]	.14	.27	.16	.01	.05
Net realized and unrealized gain (loss)	7.15	(15.00)	4.99	6.30	2.49

Total from investment operations	7.29	(14.73)	5.15	6.31	2.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.15)	(.14)	(.10)	(.08)

Net asset value, end of period	$23.89	$16.74	$31.62	$26.61	$20.40

Total Return, at Net Asset Value[2]	43.90%	(46.79)%	19.42%	31.05%	14.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,079	$46,420	$76,909	$54,908	$36,980

Average net assets (in thousands)	$60,494	$69,381	$66,468	$44,538	$33,383

Ratios to average net assets:[3]
Net investment income	0.68%	1.06%	0.55%	0.06%	0.26%
Total expenses	1.82%[4]	1.62%[4]	1.53%[4]	1.64%[4]	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.57%	1.53%	1.62%	1.67%

Portfolio turnover rate	13%	21%	8%	12%	26%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2009	1.83%
Year Ended November 30, 2008	1.63%
Year Ended November 30, 2007	1.53%
Year Ended November 30, 2006	1.64%
See accompanying Notes to Financial Statements.
F19 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended November 30,	2009	2008	2007	2006	2005[1]

Per Share Operating Data
Net asset value, beginning of period	$17.02	$32.12	$27.07	$20.74	$20.71

Income (loss) from investment operations:
Net investment income[2]	.28	.49	.40	.25	.05
Net realized and unrealized gain (loss)	7.24	(15.23)	5.04	6.34	(.02)

Total from investment operations	7.52	(14.74)	5.44	6.59	.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.36)	(.39)	(.26)	—

Net asset value, end of period	$24.20	$17.02	$32.12	$27.07	$20.74

Total Return, at Net Asset Value[3]	45.02%	(46.37)%	20.32%	32.11%	0.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,645,882	$970,099	$876,444	$254,065	$6,731

Average net assets (in thousands)	$1,155,662	$881,407	$479,060	$142,489	$2,071

Ratios to average net assets:[4]
Net investment income	1.42%	1.92%	1.33%	1.03%	0.98%
Total expenses	0.83%[5]	0.79%[5]	0.74%[5]	0.77%[5]	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.78%	0.74%	0.77%	0.85%

Portfolio turnover rate	13%	21%	8%	12%	26%

1.	For the period from September 7, 2005 (inception of offering) to November 30, 2005.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2009	0.84%
Year Ended November 30, 2008	0.80%
Year Ended November 30, 2007	0.74%
Year Ended November 30, 2006	0.77%
See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
F21 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to
F22 | OPPENHEIMER INTERNATIONAL GROWTH FUND

the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
F23 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$25,520,462	$—	$386,565,101	$507,111,754

1.	As of November 30, 2009, the Fund had $382,456,703 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of November 30, 2009, details of the capital loss carryforwards were as follows:

Expiring

2010	$55,861,629
2011	175,613,980
2014	266,942
2015	1,931,991
2016	32,821,421
2017	115,960,740

Total	$382,456,703

Of these losses, $2,695,578 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $385,083 per year.

2.	As of November 30, 2009, the Fund had $4,108,398 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended November 30, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended November 30, 2008, the Fund did not utilized any capital loss carryforward.
F24 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for November 30, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase
	Reduction	to Accumulated
Increase to	to Accumulated Net	Net Realized Loss
Paid-in Capital	Investment Income	on Investments

$3,608,133	$206,851	$3,401,282

The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 was as follows:

	Year Ended	Year Ended
	November 30, 2009	November 30, 2008

Distributions paid from:
Ordinary income	$28,962,325	$20,450,242
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,760,709,919
Federal tax cost of other investments	8,766,491

Total federal tax cost	$2,769,476,410

Gross unrealized appreciation	$668,283,225
Gross unrealized depreciation	(161,171,471)

Net unrealized appreciation	$507,111,754

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with
F25 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
respect to their benefits under the Plan. During the year ended November 30, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$19,748
Payments Made to Retired Trustees	20,669
Accumulated Liability as of November 30, 2009	214,523
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
F26 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2009		Year Ended November 30, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	27,326,059	$547,427,607	14,246,969	$377,551,461
Dividends and/or distributions reinvested	431,929	7,407,578	276,556	8,296,675
Acquisition—Note 9	337,072	7,459,404	—	—
Redeemed	(17,041,806)	(348,826,977)[1]	(16,943,621)	(431,475,879)[2]

Net increase (decrease)	11,053,254	$213,467,612	(2,420,096)	$(45,627,743)

Class B
Sold	956,975	$17,577,670	928,235	$24,318,136
Dividends and/or distributions reinvested	—	—	—	—
Acquisition—Note 9	15,633	330,803	—	—
Redeemed	(1,642,194)	(29,749,263)[1]	(2,283,089)	(58,596,625)[2]

Net decrease	(669,586)	$(11,840,790)	(1,354,854)	$(34,278,489)

Class C
Sold	2,379,193	$44,079,953	2,380,576	$60,705,326
Dividends and/or distributions reinvested	8,247	135,575	8,834	253,191
Acquisition—Note 9	28,394	599,403	—	—
Redeemed	(2,794,984)	(50,337,913)[1]	(3,091,508)	(74,753,855)[2]

Net decrease	(379,150)	$(5,522,982)	(702,098)	$(13,795,338)

F27 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended November 30, 2009		Year Ended November 30, 2008
	Shares	Amount	Shares	Amount

Class N
Sold	1,670,995	$33,024,669	1,403,933	$36,705,934
Dividends and/or distributions reinvested	20,683	349,954	11,297	334,170
Acquisition—Note 9	2,289	49,929	—	—
Redeemed	(1,073,905)	(20,880,701)[1]	(1,074,103)	(27,331,199)[2]

Net increase	620,062	$12,543,851	341,127	$9,708,905

Class Y
Sold	26,206,960	$560,011,021	39,384,193	$893,904,585
Dividends and/or distributions reinvested	1,104,677	18,801,599	315,529	9,421,684
Acquisition—Note 9	7,454	164,205	—	—
Redeemed	(16,303,611)	(303,870,006)[1]	(9,985,749)	(225,517,823)[2]

Net increase	11,015,480	$275,106,819	29,713,973	$677,808,446

1.	Net of redemption fees of $2,081, $169, $394, $133 and $2,614 for Class A, Class B, Class C, Class N and Class Y, respectively.

2.	Net of redemption fees of $37,832, $3,919, $7,836, $2,249 and $28,568 for Class A, Class B, Class C, Class N and Class Y, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended November 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$841,902,156	$300,568,589
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $3 billion	0.67
Over $5 billion	0.65
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended November 30, 2009, the Fund paid $5,008,987 to OFS for services to the Fund.
F28 | OPPENHEIMER INTERNATIONAL GROWTH FUND

     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2009 were as follows:

Class B	$1,270,989
Class C	4,619,672
Class N	795,419
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the
F29 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

November 30, 2009	$248,200	$4,717	$150,868	$11,485	$2,245
Waivers and Reimbursements of Expenses. The Manager has agreed to reimburse the Fund all of the costs incurred by the Fund in connection with the pending reorganization as described below. During the year ended November 30, 2009, the Manager reimbursed the Fund $35,750 for reorganization-related costs.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended November 30, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$969,962
Class B	256,334
Class C	144,106
Class N	142,352
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended November 30, 2009, the Manager waived $156,292 for IMMF management fees.
5.	Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
F30 | OPPENHEIMER INTERNATIONAL GROWTH FUND

5. Foreign Currency Exchange Contracts Continued
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Illiquid or Restricted Securities
As of November 30, 2009, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
As of November 30, 2009, the Fund had no securities on loan.
F31 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through January 15, 2010, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
9.	Acquisition of Oppenheimer Baring Japan Fund
On August 6, 2009, the Fund acquired all of the net assets of Oppenheimer Baring Japan Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Baring Japan Fund shareholders on July 31, 2009. The exchange qualified as a tax-free reorganization for federal income tax purposes.
Details of the merger are shown in the following table:

	Exchange	Shares of
	Ratio to One	Beneficial	Value of Issued
	Share of the	Interest Issued	Shares of	Combined Net Assets on
	Fund	by the Fund	Beneficial Interest	August 6, 2009[1]

Class A	0.259199	337,072	$7,459,404	$1,120,596,874
Class B	0.267179	15,633	$330,803	$74,478,475
Class C	0.267946	28,394	$599,403	$180,126,225
Class N	0.261585	2,289	$49,929	$70,629,575
Class Y	0.260760	7,454	$164,205	$1,272,888,706

1.	The net assets acquired included net unrealized depreciation of $67,026 and an unused capital loss carryforward of $5,405,101, potential utilization subject to tax limitations.
10. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary
F32 | OPPENHEIMER INTERNATIONAL GROWTH FUND

duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. An agreement in principal has been reached to settle the lawsuit on behalf of the Oregon College Savings Plan Trust.
     Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F33 | OPPENHEIMER INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer International Growth Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund, including the statement of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
January 15, 2010
F34 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended November 30, 2009 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended November 30, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $54,969,976 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended November 30, 2009, the maximum amount allowable but not less than $12,559 or 0.04% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $2,950,986 of foreign income taxes were paid by the Fund during the fiscal year ended November 30, 2009. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of $58,614,579 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER INTERNATIONAL GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality, and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
22 | OPPENHEIMER INTERNATIONAL GROWTH FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load international multi-cap growth funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other international multi-cap growth and two international large-cap growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses were lower than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the
23 | OPPENHEIMER INTERNATIONAL GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
24 | OPPENHEIMER INTERNATIONAL GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington,D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding — Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, or, if available, the fund’s summary prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, or, if available, the summary prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
25 | OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex.
26 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Phillip A. Griffiths, Trustee (since 1999) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 68	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex.
27 | OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INTERESTED TRUSTEE[1]	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 1996) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 59 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER[1]	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Vice Chairman of the Investment Company’s Institute’s Board of Governors (since October 2009); Member of the Investment Company Institute’s Board of Governors (since October 2003) and Chairman of the Investment Company’s Institute’s Board of Governors (October 2007-September 2009). Oversees 94 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President and Portfolio Manager (since 1996) Age: 50	Senior Vice President and Director of International Equities of the Manager (since July 2004) and Vice President of the Manager (October 1993-July 2004). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

1.	William Glavin was elected to serve as President and Principal Executive Officer of the Fund effective December 30, 2009. John Murphy’s retirement from the same positions, and as a Trustee of the Fund, is effective December 29, 2009. Russell Reynolds will also retire effective December 31, 2009.
28 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Director of Investment Brand Management, Senior Vice President of the Manager, and Senior Vice President of Oppenheimer Funds Distributor, Inc. (since 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
29 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $25,900 in fiscal 2009 and $27,800 in fiscal 2008.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $5,750 in fiscal 2009 and no such fees in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed $269,540 in fiscal 2009 and $315,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, professional services relating to FAS 157 and audit of the capital accumulation plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $13,015 in fiscal 2009 and $3,142 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $278,432 in fiscal 2009 and $318,142 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.

a) Not applicable.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.
(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer International Growth Fund

By:	/s/ William F. Glavin

William F. Glavin
Principal Executive Officer

Date: 01/06/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin

William F. Glavin
Principal Executive Officer

Date: 01/06/2010

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date: 01/06/2010